SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 8, 2002
Date of Report (Date of Earliest Event Reported)

American Spectrum Realty, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-16785	522258674
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7700 Irvine Center Drive, Suite 555, Irvine, CA 92618
(Address of Principal Executive Offices) (Zip Code)

(949) 753-7111
(Registrant’s Telephone Number, Including Area Code)

1800 East Deere Avenue, Santa Ana, CA 92705
(Former Name or Former Address, If Changed Since Last Report)

ITEM 4.                  Changes in Registrant’s Certifying Accountant

(a)                                                                                  On February 8, 2002, the Registrant and Arthur Andersen LLP (“AA”) agreed that the client-auditor relationship between the Company and AA had been terminated.  On that date, AA advised the Registrant that it was resigning as the Registrant’s independent auditors. Prior to the resignation, the Registrant had advised AA that it was considering changing independent auditors. The report of AA on the Registrant’s financial statements for the period from the Registrant’s inception (August 8, 2000) to December 31, 2000 did not contain an adverse opinion, or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such report contained an explanatory paragraph regarding the substantial doubt about the Registrant’s ability to continue as a going concern.  In addition, AA’s report on the financial statements of CGS and the Majority-Owned Affiliates (the “Company”) (a predecessor to the Registrant) as of December 31, 2000 contained an explanatory paragraph regarding the substantial doubt about the Company’s ability to continue as a going concern. The Registrant’s audit committee of the Board of Directors approved the decision to consider changing independent auditors.  During the period from Registrant’s inception through the end of its most recent fiscal year and subsequent interim periods, there were no disagreements with AA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of AA would have caused it to make reference to such disagreement in its reports.  During the period from Registrant’s inception through the end of its most recent fiscal year and subsequent interim periods, there have been no reportable events, as that term is defined in Regulation S-K Item 304(a)(1)(v).

ITEM 5.                  Other Events.

The Registrant has been engaged in discussions with another independent accountant to audit its financial statements. The Registrant expects to retain a new independent accountant in the near future to replace AA. The Registrant does not expect the change in independent accountants to affect its ability to complete the audit of its 2001 financial statements in a timely manner.

ITEM 7.                  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)           Not Applicable

(b)           Not Applicable

(c)           Exhibits

16.1.                        Letter from Arthur Andersen LLP, dated February 15, 2002 addressed to the Securities and Exchange Commission in compliance with Item 304 of Regulation S–K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SPECTRUM REALTY, INC.

By:	/s/ William J. Carden
	Name:	William J. Carden
	Title:	Chairman of the Board of Directors and Chief Executive Officer

Date:   February 15, 2002

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Arthur Andersen LLP, dated February 15, 2002 addressed to the Securities and Exchange Commission in compliance with Item 304 of Regulation S-K.